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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 21, 1997 (July 18, 1997)



                        SERVICE MERCHANDISE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)



                 Tennessee                                    1-9223                       62-0816060
----------------------------------------------        ----------------------            ----------------
(State or other jurisdiction of incorporation)       (Commission File Number)          (I.R.S. Employer
                                                                                       Identification No.)

7100 Service Merchandise Boulevard, Brentwood, TN                  37027
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    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.           Other Events
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         See attached exhibits.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibit:

         99.1     Press Release dated July 21, 1997.

         99.2     Commitment Letter dated July 18, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SERVICE MERCHANDISE COMPANY, INC.


Date: July 21, 1997              By:  /s/ S. Cusano
                                      ------------------------------------------
                                      S. Cusano
                                      Vice President and Chief Financial Officer









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                                  EXHIBIT INDEX



   No.                                       Exhibit
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   99.1            Press Release dated July 21, 1997.

   99.2            Commitment Letter dated July 18, 1997.